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                                                                   EXHIBIT 10.59


                              READ-RITE CORPORATION
                           WAIVER AND THIRD AMENDMENT
                               TO CREDIT AGREEMENT

      This WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of September 27, 1999 and entered into among Read-Rite Corporation, a Delaware corporation (the "Borrower"), the financial institutions named on the signature pages hereof (each a "Bank" and collectively the "Banks"), Canadian Imperial Bank of Commerce, New York Agency, as agent for the Banks (the "Agent") and issuer of Letters of Credit (the "Designated Issuer") and is made with reference to that certain Credit Agreement dated as of October 2, 1997 (as amended by the First Amendment to Credit Agreement dated February 5, 1998 and the Second Amendment to Credit Agreement dated as of August 10, 1998, the "Credit Agreement" and the Credit Agreement, as amended by this Amendment, the "Amended Agreement") among the Borrower, the Banks, the Designated Issuer and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Agreement.

                                    RECITALS

      WHEREAS, the Borrower has requested that the Banks waive certain financial covenants and amend certain other provisions set forth in Credit Agreement.

      NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

      A. The definition of the term "Revolving Facility" in Section 1.01 of the Credit Agreement shall be amended by deleting the figure "$100,000,000" and substituting therefore "$75,000,000".

      B. The definition of the term "Interest Period" in Section 1.01 of the Credit Agreement shall be amended by replacing the period at the end thereof with a semicolon and adding the following thereafter: "; provided, however, that the Interest Periods for the Eurodollar Rate Loans commencing on October 4, 1999 and October 20, 1999 shall end no later than November 30, 1999 and in no event shall any Interest Period commencing after October 1, 1999 end later than December 31, 1999.

SECTION 2. WAIVERS AND CONSENTS


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      A. By their execution hereof, the Banks hereby waive compliance by the
Borrower with Section 6.02(b) to (e) inclusive of the Credit Agreement for the period from September 30, 1999 through and including December 31, 1999. Unless extended by the Majority Banks, this waiver shall terminate on January 1, 2000, and on January 1, 2000 an Event of Default will exist if the Borrower is not (and has not been) in compliance with Sections 6.02(b) to (e) of the Credit Agreement for all periods from and after September 30, 1999. This waiver shall be limited precisely as provided for herein and shall not be deemed to be a waiver or modification of any other term or provision of the Credit Agreement or to be a consent to any other transaction or further action on the part of the Borrower or any of its Subsidiaries which would require the consent of the Banks under the Credit Agreement.

      B. By their execution hereof, notwithstanding the definition of the term "Financial Institution" or the minimum assignment requirements in Section 9.06, the parties hereto consent to the assignment by Foothill Partners III, L.P. to Cerberus Partners, L.P. of a portion of its Commitment in an amount less than $5,000,000 and to the assignment by The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency to General Electric Capital Corporation of its entire Commitment. From and after the effective date of this Amendment, each of Cerberus Partners, L.P. and General Electric Capital Corporation shall be deemed to be a Bank for all purposes of the Credit Agreement.

SECTION 3. CONDITIONS TO EFFECTIVENESS

      This Amendment shall become effective as of the first date (the "Third Amendment Date") on or before October 7, 1999 upon which the following conditions have been satisfied:

      A. The Agent shall have received for each Bank counterparts hereof duly executed on behalf of the Borrower, the Agent, and the Majority Banks (or, in lieu of execution by the Majority Banks, notice of the approval of this Amendment by the Majority Banks satisfactory to the Agent); and

      B. An acknowledgment and amendment in the form of Exhibit A hereto duly executed by each party to the Guaranty.

      C. The Borrower shall have reduced the aggregate outstanding principal amount of Revolving Loans to an amount not in excess of $75,000,000.

      D. The Agent shall have received a copy of a board resolution of the Borrower, in form and substance satisfactory, to the Agent authorizing the execution, delivery and performance of this Amendment certified by the Secretary of the Borrower as being in full force and effect on the date hereof.


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      E. The Amendment Fee referred to in Section 5.C shall have been paid, and all other fees and expenses payable by the Borrower pursuant to the Loan Documents shall have been paid or provided for.

      F. All the representations and warranties in Section 4 shall be true and correct as of the date of this Amendment.

      G. No Potential Event of Default or Event of Default shall have occurred and be continuing on the date of this Amendment or will result from the consummation of this Amendment (after giving effect to this Amendment).

      H. The Agent shall have received, in form and substance satisfactory to it, a certificate dated on or before the date of this Amendment certifying that the conditions in clauses (F) and (G) have been met.

SECTION 4. BORROWER'S REPRESENTATIONS AND WARRANTIES

      In order to induce the Agent and the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Agent and each Bank that the following statements are true, correct and complete:

      A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Amended Agreement.

      B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

      C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment does not and will not contravene (i) any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, (ii) the Certificate of Incorporation or Bylaws of the Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries or (iv) any material agreement or instrument binding on the Borrower or any of its Subsidiaries.

      D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

      E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against the Borrower in


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accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

      F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article V of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the date of this Amendment to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

      G. ABSENCE OF DEFAULT. No event has occurred and is continuing as of the date of this Amendment or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default (as determined after giving effect to the amendments made by this Amendment).

      H. FINANCIAL CONDITION. The unaudited consolidated balance sheet of the Borrower for the Borrower's fiscal quarter ended June 30, 1999 and the related consolidated statements of operations and cash flow of the Borrower for the fiscal quarter then ended, which have been previously circulated to the Banks, fairly present in all material respects the consolidated financial condition of the Borrower as at such date and the consolidated results of the operations of the Borrower for the period ended on such date, all in accordance with GAAP, consistently applied, subject to year-end adjustments and the absence of footnotes.

SECTION 5. MISCELLANEOUS

      A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN AGREEMENTS.

      (i) On and after the Third Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Agreements to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

      (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Agreements shall remain in full force and effect and are hereby ratified and confirmed.

      (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other


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Loan Agreements nor to create any course of dealing or otherwise obligate the
Agent or the Banks to forebear or execute similar amendments or any waiver in similar circumstances in the future.

      B. COSTS AND EXPENSES. The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, the Collateral Documents and the documents and transactions contemplated hereby.

      C. AMENDMENT FEE. The Company hereby agrees to pay to the Agent on or before the Third Amendment Date, for the ratable benefit of those Banks who consent to this Amendment (as evidenced by their return of a signed signature page to Agent or Agent's counsel) by 5:00 p.m. (San Francisco time) October 6, 1999, an amendment fee (the "Amendment Fee") of 0.125% of the aggregate Revolving Commitments and Term Commitments of such consenting Banks (after any reduction made by this Third Amendment). The Amendment Fee shall be paid to the Agent in immediately available funds and shall be non-refundable. The Amendment Fee is in addition to any fees, costs, expenses or other amounts otherwise payable pursuant to this Amendment or the Amended Agreement.

      D. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

      E. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      F. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower shall bind such Bank or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                         BORROWER:

                                         READ-RITE CORPORATION


                                         By:
                                         Title:


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                                         AGENT:

                                         CANADIAN IMPERIAL BANK OF
                                         COMMERCE, NEW YORK AGENCY, as Agent


                                         By:
                                         Title:


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                                         BANKS:

                                         CIBC INC.


                                         By:
                                         Title:

                                         ABN AMRO BANK N.V.


                                         By:
                                         Title:


                                         By:
                                         Title:


                                         FLEET NATIONAL BANK


                                         By:
                                         Title:


                                         KEYBANK, N.A.


                                         By:
                                         Title:

                                         THE LONG TERM CREDIT BANK OF JAPAN,
                                         LTD., LOS ANGELES AGENCY


                                         By:
                                         Title:


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                                         MELLON BANK


                                         By:
                                         Title:


                                         THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION, LOS ANGELES AGENCY


                                         By:
                                         Title:


                                         THE SUMITOMO BANK LIMITED,
                                         SAN FRANCISCO BRANCH


                                         By:
                                         Title:


                                         THE INDUSTRIAL BANK OF JAPAN LIMITED,
                                         SAN FRANCISCO AGENCY


                                         By:
                                         Title:


                                         BANKBOSTON, N.A.


                                         By:
                                         Title:


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                                         BANQUE NATIONALE DE PARIS


                                         By:
                                         Title:


                                         By:
                                         Title:


                                         FOOTHILL PARTNERS III, L.P.


                                         By:
                                         Title:


                                         WELLS FARGO BANK, N.A.


                                         By:
                                         Title:


                                         THE DESIGNATED ISSUER:

                                         CANADIAN IMPERIAL BANK OF
                                         COMMERCE, NEW YORK AGENCY


                                         By:
                                         Title:


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                                EXHIBIT A
            TO WAIVER AND THIRD AMENDMENT
                      TO CREDIT AGREEMENT




September 27, 1999



The parties listed on the acknowledgment page hereof:

Re: Credit Agreement dated as of October 2, 1997

Ladies and Gentlemen:

     Please refer to (i) the Credit Agreement dated as of October 2, 1997 (the "Credit Agreement") by and among Read-Rite Corporation (the "Borrower"), the financial institutions party thereto (the "Banks") and Canadian Imperial Bank of Commerce, New York Agency, as agent (in such capacity, the "Agent") and (ii) the Continuing Guaranty dated as of August 10, 1998 (the "Guaranty", which was executed by you on such date. Pursuant to an amendment of even date herewith, certain terms of the Credit Agreement were amended. We hereby request that you
(i) consent to the terms of the amendment, (ii) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (iii) acknowledge and agree that the Guaranty, as amended by the following paragraph hereof, is and shall remain in full force and effect in accordance with the terms thereof.

     By this letter, we further agree that the Guaranty shall be amended by adding the following clause immediately prior to the end of Section 3 thereof:

     "The obligations of each of the Guarantors under this Guaranty shall be limited to the maximum amount as will, as giving effect to all other liabilities of such Guarantor (including, but limited to, contingent liabilities, but excluding the liabilities of such Guarantor hereunder) and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the Borrower under the Credit Agreement, result in the obligations of such Guarantor under the Guaranty not constituting a fraudulent transfer or conveyance."
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     Except as modified hereby, we and you acknowledge and agree that the
Guaranty is ratified and confirmed in all respects.

                                         Very truly yours,

                                         CANADIAN IMPERIAL BANK OF COMMERCE,
                                         NEW YORK AGENCY, as Agent

                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------



ACKNOWLEDGED AND AGREED AS
OF THE DATE FIRST ABOVE WRITTEN:

GUARANTORS

SUNWARD TECHNOLOGIES, INC.


By:
   --------------------------------------
Title:
      -----------------------------------

SUNWARD TECHNOLOGIES, CALIFORNIA

By:
   --------------------------------------
Title:
      -----------------------------------









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